Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SGH Reports Fourth Quarter and
Full Year Fiscal 2021 Financial Results

Record Quarterly and Annual Revenue with Strong Performance Across all Businesses

Milpitas, Calif. – October 12, 2021 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the fourth quarter and full year fiscal 2021.

Fourth Quarter Fiscal 2021 Financial Highlight

▪	Net sales of $467.7 million, up 57% from the year ago quarter
▪	GAAP gross margin of 25.2%, up 620 basis points versus the year ago quarter
▪	Non-GAAP gross margin of 26.4%, up 690 basis points versus the year ago quarter
▪	GAAP EPS of $0.78, up 160% versus the year ago quarter
▪	Non-GAAP EPS of $2.16, up 163% versus the year ago quarter

Fiscal 2021 Highlights

▪	Net sales of $1.5 billion, up 34% versus the prior year
▪	GAAP gross margin of 20.5%, up 120 basis points versus the prior year
▪	Non-GAAP gross margin of 22.2%, up 240 basis points versus the prior year
▪	GAAP EPS of $0.83 compared with ($0.05) in the prior year
▪	Non-GAAP EPS of $5.22, up 102% versus the prior year

“Fiscal 2021 has been a transformative year for SGH.  We are proud of the team’s many accomplishments across each of our lines of business, Intelligent Platform Solutions, Memory Solutions, and LED solutions,” commented CEO Mark Adams. “As we enter fiscal 2022, we believe we have the right platform to continue to execute our growth and diversification strategy while increasing value for our stakeholders.”

Fourth Quarter Fiscal 2021 and Historical Financial Data

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q4 FY21	Q3 FY21	Q4 FY20	Q4 FY21	Q3 FY21	Q4 FY20
Net sales	$467.7	$437.7	$297.0	$467.7	$437.7	$297.0
Gross profit	$117.8	$84.5	$56.3	$123.6	$95.7	$57.8
Operating income	$31.7	$2.9	$17.2	$66.6	$43.3	$28.4
Net income (loss)(3)	$20.7	$(7.2)	$7.5	$55.1	$35.5	$20.4
Diluted earnings per share (EPS)	$0.78	$(0.30)	$0.30	$2.16	$1.39	$0.82

Annual Financial Results	GAAP (1)		Non-GAAP (2)
(In millions, except per share amounts)	FY21	FY20	FY21	FY20
Net sales	$1,501.1	$1,122.4	$1,501.1	$1,122.4
Gross profit	$308.4	$216.4	$332.6	$222.3
Operating income	$55.2	$41.3	$160.8	$84.2
Net income (loss) (3)	$21.3	$(1.1)	$132.2	$63.7
Diluted earnings (loss) per share (EPS)	$0.83	$(0.05)	$5.22	$2.59

(1)   GAAP represents U.S. Generally Accepted Accounting Principles.

(2)   Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures"

table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

(3)   Refers to net income (loss) attributable to SGH.

Business Outlook

As of October 12, 2021, SGH is providing the following financial outlook for its fourth quarter of fiscal 2021:

	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net Sales	$440 to $480 million	—	$440 to $480 million
Gross Margin	24% to 26%	1% (A)	25% to 27%
Diluted EPS	$1.20 ± $0.20	$0.80 (A,B,C)	$2.00 ± $0.20
Diluted shares	27 million	(1) million	26 million

Non-GAAP adjustments (in millions):
(A) Share-based compensation and amortization of intangible assets - Cost of sales			$6
(B) Share-based compensation and amortization of intangible assets - R&D and SG&A			$11
(C) Convertible debt discount OID and fees, integration costs and other adjustments			$3
			$20

Fourth Quarter 2021 Earnings Conference Call and Webcast Details

SGH will hold a conference call and webcast to discuss the Q4 and full year fiscal 2021 results and related matters at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Tuesday, October 12, 2021. Interested parties may access the call by dialing +1-844-912-3896 in the U.S. or +1-236-714-3344 from international locations using access code 4873779. The webcast link is located on the SGH Investor Relations section of the website at https://sghcorp.com.  We will also post the presentation to our website prior to the call.

Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.

2022 Annual Meeting of Shareholders

SGH will hold its Annual Meeting of Shareholders on February 11, 2022 at 10:00 a.m. Pacific Time.

Use of Forward-Looking Statements

This press release contains, and statements made during the above-referenced conference call will contain, "forward-looking statements," including, among other things, statements regarding future events and the future financial performance of SGH (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SGH’s industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements.  These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: global business and economic conditions and growth trends in technology and lighting industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; disruptions in our operations or our supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers’ negative reactions to them; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent reports on Form 10-K and Form 10-Q, including SGH’s future filings.

Such factors and risks as outlined above and, in such filings, do not constitute all factors and risks that could cause actual results of SGH to be materially different from our forward-looking statements.

Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans, and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. The non-GAAP measures management uses include non-GAAP gross profit, operating income, net income/(loss) and earnings/(loss) per share.  These non-GAAP measures exclude share-based compensation expense, amortization of intangible assets, contingent consideration fair value adjustment, acquisition-related inventory adjustment, integration and restructuring expenses, acquisition-related expenses, foreign currency gains/(losses), COVID-19 expenses, convertible debt OID and fees, transaction tax refunds and other expenses that are nonrecurring. Management believes the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses Adjusted EBITDA, which is calculated as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, contingent consideration fair value adjustment, acquisition-related inventory adjustment, out-of-period adjustments related to import taxes, loss on extinguishment of debt/revolver, capped call mark to market (MTM) adjustment, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual items.

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP, as they exclude important information about our financial results, as noted above.  In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities in accordance with GAAP and should not be used as a measure of liquidity.

Investors are encouraged to review the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings – SGH

At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory, and LED lighting solutions, we build long-term strategic partnerships with our customers.

Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.

Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Income Statements

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 27, 2021	May 28, 2021	August 28, 2020	August 27, 2021	August 28, 2020
Net sales:
Memory Solutions	$247,281	$240,116	$230,153	$931,818	$857,237
Intelligent Platform Solutions	97,616	95,857	66,877	344,757	265,140
LED Solutions	122,812	101,755	—	224,567	—
Total net sales	467,709	437,728	297,030	1,501,142	1,122,377
Cost of sales	349,915	353,241	240,693	1,192,762	905,981
Gross profit	117,794	84,487	56,337	308,380	216,396
Operating expenses:
Research and development	16,740	16,718	8,032	49,274	52,056
Selling, general and administrative	51,261	48,475	27,587	169,455	119,523
Change in fair value of contingent consideration	16,000	16,400	—	32,400	—
Other operating expense	2,054	—	3,487	2,054	3,487
Total operating expenses	86,055	81,593	39,107	253,183	175,066
Income from operations	31,739	2,894	17,230	55,197	41,330
Non-operating (income) expense:
Interest expense, net	5,031	5,049	3,265	17,600	15,000
Other non-operarting (income) expense	(1,563)	489	299	(375)	16,970
Total other non-operating expense	3,468	5,538	3,564	17,225	31,970
Income (loss) before income taxes	28,271	(2,644)	13,666	37,972	9,360
Provision for income taxes	6,981	4,010	6,139	15,466	10,503
Net income (loss)	21,290	(6,654)	7,527	22,506	(1,143)
Net income (loss) attributable to noncontrolling interest	638	557	—	1,196	—
Net income (loss) attributable to SGH	$20,652	$(7,211)	$7,527	$21,310	$(1,143)

Earnings per share:
Basic	$0.85	$(0.30)	$0.31	$0.88	$(0.05)
Diluted	$0.78	$(0.30)	$0.30	$0.83	$(0.05)
Shares used in computing earnings per share:
Basic	24,302	24,035	24,290	24,279	23,994
Diluted	26,417	24,035	24,803	25,792	23,994

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Results to Non-GAAP Financial Measures

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 27, 2021	May 28, 2021	August 28, 2020	August 27, 2021	August 28, 2020
Reconciliation of gross profit:
GAAP gross profit	$117,794	$84,487	$56,337	$308,380	$216,396
GAAP gross margin	25.2%	19.3%	19.0%	20.5%	19.3%

Add: Share-based compensation included in cost of sales	1,785	1,166	861	4,593	3,022
Add: Intangible amortization included in cost of sales	3,997	2,937	647	8,228	2,588
Add: LED - Inventory adjustment	—	7,090	—	7,090	—
Add: Import taxes - Out of period adjustment	—	—	—	4,345	—
Add: COVID-19 expenses	—	—	—	—	282
Non-GAAP gross profit	$123,576	$95,680	$57,845	$332,636	$222,288
Non-GAAP gross margin	26.4%	21.9%	19.5%	22.2%	19.8%

Reconciliation of operating expenses:
GAAP operating expenses	$86,055	$81,593	$39,107	$253,183	$175,066

Less: Share-based compensation expense included in opex
Research and development	1,374	1,468	763	4,430	3,069
Selling, general and administrative	5,851	5,747	1,582	24,854	12,625
Total	7,225	7,215	2,345	29,284	15,694
Less: Amortization of intangible assets included in opex
Selling, general and administrative	3,247	3,247	2,767	12,027	11,066
Total	3,247	3,247	2,767	12,027	11,066
Less: Acquisition-related expenses	542	2,355	—	5,578	946
Less: Integration/restructuring expenses	2,054	—	4,548	2,054	9,072
Less: Change in fair value of contingent consideration	16,000	16,400	—	32,400	—
Less: COVID-19 expenses	—	—	—	—	228
Non-GAAP operating expenses	$56,987	$52,376	$29,447	$171,841	$138,060
					.
Reconciliation of operating income:
GAAP operating income	$31,739	$2,894	$17,230	$55,197	$41,330
GAAP operating margin	6.8%	0.7%	5.8%	3.7%	3.7%

Add: Share-based compensation expense	9,010	8,381	3,206	33,877	18,716
Add: Amortization of intangible assets	7,244	6,184	3,414	20,255	13,654
Add: Change in fair value of contingent consideration	16,000	16,400	—	32,400	—
Add: Acquisition-related costs	542	2,355	—	5,578	946
Add: LED - Inventory adjustment	—	7,090	—	7,090	—
Add: Integration/restructuring expenses	2,054	—	4,548	2,054	9,072
Add: Import taxes - Out of period adjustment	—	—	—	4,345	—
Add: COVID-19 expenses	—	—	—	—	510
Non-GAAP operating income	$66,589	$43,304	$28,398	$160,796	$84,228
Non-GAAP operating margin	14.2%	9.9%	9.6%	10.7%	7.5%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Results to Non-GAAP Financial Measures

(In thousands, except per share data)

	Three Months Ended				Fiscal Year Ended
	August 27, 2021	May 28, 2021		August 28, 2020	August 27, 2021	August 28, 2020
Reconciliation of income/(loss) before income taxes:
GAAP income/(loss) before income taxes	$28,271	$(2,644)		$13,666	$37,972	$9,360
Add: Share-based compensation expense	9,010	8,381		3,206	33,877	18,716
Add: Amortization of intangible assets	7,244	6,184		3,414	20,255	13,654
Add: Acquisition-related expenses	542	2,355		—	5,578	946
Add: LED -Inventory adjustment	—	7,090		—	7,090	—
Add: Integration/restructuring expenses	—	—		4,548	2,054	9,072
Add: COVID-19 expenses	2,054	—		—	—	510
Add: Gain on settlement of indemnity claim	—	—		(364)	—	(364)
Add: Import taxes - Out of period adjustment	—	—		—	5,085	—
Add: Extinguishment of term loan/revolver	—	—		—	—	6,822
Add: Capped call MTM adjustment	—	—		—	—	7,719
Add: Convertible debt discount OID and fees	2,172	2,088		2,026	8,420	4,385
Add: Change in fair value of contingent consideration	16,000	16,400		—	32,400	—
Add: Foreign currency (gains)/losses	(477)	994		822	718	3,408
Add: Transaction tax refund	(1,002)	—	#	—	(1,002)	—
Non-GAAP income before income taxes	$63,814	$40,849		$27,318	$152,446	$74,228

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$6,981	$4,010		$6,139	$15,466	$10,503
GAAP effective tax rate	24.7%	-151.7%		44.9%	40.7%	112.2%
Less: Goodwill tax credit	—	—		(673)	—	295
Add: Import taxes - Out of period adjustment	—	—		—	1,727	—
Tax effect of adjustments to GAAP results	(1,057)	(767)		(82)	(1,844)	(340)
Non-GAAP provision for income taxes	$8,038	$4,777		$6,894	$19,036	$10,548
Non-GAAP effective tax rate	12.6%	11.7%		25.2%	12.5%	14.2%

Reconciliation of net income/(loss) and earnings per share (diluted):
GAAP net income (loss)	$20,652	$(7,211)		$7,527	$21,310	$(1,143)
Adjustments to GAAP net income:
Share-based compensation	9,010	8,381		3,206	33,877	18,716
Amortization of intangible assets	7,244	6,184		3,414	20,255	13,654
Acquisition-related expenses	542	2,355		—	5,578	946
LED - Inventory adjustment	—	7,090		—	7,090	—
Integration/restructuring expenses	2,054	—		4,548	2,054	9,072
Import taxes - Out of period adjustment	—	—		—	3,358	—
Convertible debt discount OID and fees	2,172	2,088		2,026	8,420	4,385
Change in fair value of contingent consideration	16,000	16,400		—	32,400	—
Foreign currency (gains)/losses	(477)	994		822	718	3,408
Tax effect of items excluded from non-GAAP results	(1,057)	(767)		(82)	(1,844)	(340)
Transaction tax refund	(1,002)	—		—	(1,002)	—
COVID-19 expenses	—	—		—	—	510
Extinguishment of term loan/revolver	—	—		—	—	6,822
Capped call MTM adjustment	—	—		—	—	7,719
Gain on settlement of indemnity claim	—	—		(364)	—	(364)
Goodwill tax credit	—	—		(673)	—	295
Non-GAAP net income	$55,138	$35,513		$20,424	$132,214	$63,680

Diluted shares outstanding reconciliation:
GAAP weighted average outstanding shares - diluted*	26,417	26,444		24,803	25,792	24,566
Dilution offset from convertible note hedge transactions	(867)	(928)		—	(449)	—
Shares used in computing earnings per share (diluted)	25,551	25,516		24,803	25,343	24,450

GAAP earnings per share (diluted)	$0.78	$(0.30)		$0.30	$0.83	$(0.05)
Non-GAAP earnings per share (diluted)	$2.16	$1.39		$0.82	$5.22	$2.59

* Q3'21 & FY'20: represents what GAAP diluted shares would have been had there been GAAP income.

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 27, 2021	May 28, 2021	August 28, 2020	August 27, 2021	August 28, 2020

GAAP net income (loss)	$20,652	$(7,211)	$7,527	$21,310	$(1,143)

Share-based compensation expense	9,010	8,381	3,206	33,877	18,716
Amortization of intangible assets	7,244	6,184	3,414	20,255	13,654
Interest expense, net	5,031	5,049	3,265	17,600	15,000
Provision for income tax	6,981	4,010	6,139	15,466	10,503
Depreciation	9,399	9,124	5,219	28,856	22,776
Change in fair value of contingent consideration(1)	16,000	16,400	—	32,400	—
Integration/restructuring expenses	2,054	—	4,548	2,054	9,072
Acquisition-related expenses(1)	542	2,355	—	5,578	946
Transaction tax refund	(1,002)	—	—	(1,002)	—
LED - Inventory adjustment(2)	—	7,090	—	7,090	—
Import taxes - Out of period adjustment	—	—	—	4,345	—
Gain on settlement of indemnity claim	—	—	(364)	—	(364)
COVID-19 expenses	—	—	—	—	510
Extinguishment of term loan	—	—	—	—	6,822
Capped call MTM adjustment	—	—	—	—	7,719
Adjusted EBITDA	$75,910	$51,382	$32,954	$187,828	$104,211

(1) Amounts related to acquisitions of LED (March 2021) and SMART EC & Wireless (July 2019).

(2) Amounts related to flow through of inventory fair value step up, net of the inventoried impact of other non-GAAP adjustments.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	August 27,	August 28,
	2021	2020
Assets
Cash and cash equivalents	$222,986	$150,811
Accounts receivable	313,393	215,918
Inventories	363,601	162,991
Other current assets	50,838	26,990
Total current assets	950,818	556,710

Property and equipment	156,266	54,705
Operating lease right-of-use assets	40,869	25,013
Intangible assets	101,073	55,671
Goodwill	74,255	73,955
Other noncurrent assets	21,517	20,554
Total assets	$1,344,798	$786,608
Liabilities and Equity
Accounts payable and accrued expenses	$484,107	$253,363
Current debt	25,354	—
Other current liabilities	74,337	29,126
Total current liabilities	583,798	282,489

Long-term debt	340,484	195,573
Acquisiton-related contingent consideration	60,500	—
Noncurrent operating lease liabilities	32,419	20,829
Other noncurrent liabilities	8,673	5,613
Total liabilities	1,025,874	504,504

SMART Global Holdings shareholders’ equity:
Ordinary shares	773	737
Additional paid-in capital	396,851	348,163
Retained earnings	184,787	163,477
Treasury shares	(50,545)	(2,032)
Accumulated other comprehensive income (loss)	(221,615)	(228,241)
Total SGH shareholders' equity	310,251	282,104
Noncontrolling interest in subsidiary	8,673	—
Total equity	318,924	282,104
Total liabilities and equity	$1,344,798	$786,608

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 27, 2021	May 28, 2021	August 28, 2020	August 27, 2021	August 28, 2020
Cash flows from operating activities:
Net income (loss)	$21,290	$(6,654)	$7,527	$22,506	$(1,143)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of intangible assets	16,642	15,308	8,633	49,111	36,430
Amortization of debt discounts and issuance costs	2,295	2,196	2,080	8,798	5,866
Share-based compensation expense	9,010	8,381	3,206	33,877	18,716
Loss from change in fair value of contingent consideration	16,000	16,400	—	32,400	—
Amortization of operating lease right-of-use assets	2,593	2,031	1,491	7,537	5,060
Loss on remeasurement of capped calls	—	—	—	—	7,719
Loss on extinguishment of debt	—	—	—	—	6,822
Other	342	(493)	2,447	829	2,471
Changes in operating assets and liabilities:
Accounts receivable	(35,985)	(25,537)	5,537	(51,440)	(12,348)
Inventories	(71,396)	(38,359)	20,641	(137,889)	(51,840)
Other current assets	(3,317)	4,963	6,879	(17,480)	5,760
Accounts payable and accrued expenses	92,865	76,173	(30,020)	214,959	70,570
Operating lease liabilities	(2,391)	(1,718)	(1,260)	(6,851)	(4,763)
Deferred income taxes, net	76	(3,353)	(2,181)	(3,007)	(2,115)
Net cash provided by operating activities	48,024	49,338	24,980	153,350	87,205
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,563)	(5,222)	(15,556)	(47,580)	(32,445)
Acquisitions of business, net of cash acquired	(7,064)	(28,613)	—	(35,677)	—
Other	(1,143)	56	250	(921)	404
Net cash used in investing activities	(15,770)	(33,779)	(15,306)	(84,178)	(32,041)
Cash flows from financing activities:
Proceeds from borrowings under line of credit	50,000	72,000	42,500	164,500	103,000
Proceeds from issuance of ordinary shares	1,765	7,506	554	14,923	5,479
Proceeds from issuance of debt	—	—	—	11,439	243,125
Repayments of borrowings under line of credit	(50,000)	(47,000)	(42,500)	(139,500)	(103,000)
Payments to acquire ordinary shares	(212)	(337)	(96)	(48,513)	(749)
Repayments of debt	—	—	(615)	—	(213,436)
Purchase of capped calls	—	—	—	—	(21,825)
Net cash provided by (used in) financing activities	1,553	32,169	(157)	2,849	12,594
Effect of exchange rate changes on cash and cash equivalents	187	1,461	9,448	154	(15,086)
Net increase (decrease) in cash and cash equivalents	33,994	49,189	18,966	72,175	52,671
Cash and cash equivalents at beginning of period	188,992	139,803	131,845	150,811	98,139
Cash and cash equivalents at end of period	$222,986	$188,992	$150,811	$222,986	$150,811

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
(510) 360-8596	(510) 941-8921
ir@smartm.com	Valerie.sassani@smartm.com